UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2011

57th Street General Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2011, 57th Street General Acquisition Corp. (the “Company”) issued a press release announcing financial results related to the second quarter of fiscal year 2011. A copy of the press release is attached as Exhibit 99.1, which is incorporated into this item by reference.

As disclosed in the press release attached as Exhibit 99.1, the Company announced that it will hold a live telephone conference and simultaneous web cast on August 11, 2011 relating to the Company’s financial results for the second quarter of fiscal year 2011.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by 57th Street General Acquisition Corp., dated August 11, 2011, announcing financial results related to the second quarter of fiscal year 2011.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 11, 2011

57TH STREET GENERAL ACQUISITION CORP.

By: /s/ John D. Ireland
Name: John D. Ireland
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by 57th Street General Acquisition Corp., dated August 11, 2011, announcing financial results related to the second quarter of fiscal year 2011.